UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section240.14a-12

MOUNTAIN CREST ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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Important Information and Where To Find It

In connection with the proposed business combination described herein (the “Business Combination”), Mountain Crest Acquisition Corp. (“MCAC”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), which includes the definitive proxy statement filed on January 21, 2021 with the SEC. Promptly after filing its definitive proxy statement with the SEC, MCAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Business Combination. INVESTORS AND STOCKHOLDERS OF MCAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MCAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAC, PEI (AS DEFINED BELOW) AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by MCAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting the investor relations section of www.mcacquisition.com.

Participants in the Solicitation

MCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MCAC’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in MCAC, and additional information regarding the interests of such participants are included in the definitive proxy statement for the proposed Business Combination and is available at www.sec.gov. Information about MCAC’s directors and executive officers and their ownership of MCAC common stock is set forth in MCAC’s prospectus, dated June 4, 2020, and in the definitive proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement pertaining to the proposed Business Combination. These documents can be obtained free of charge from the sources indicated above.

Playboy Enterprises, Inc. (“PEI”) and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the definitive proxy statement for the proposed Business Combination.

Forward-Looking Statements

The foregoing script contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in script regarding the proposed transactions contemplated by the agreement and plan of merger, dated as of September 30, 2020, by and among MCAC, PEI, MCAC Merger Sub Inc. and Suying Liu (as it may be amended and/or restated from time to time, the “Merger Agreement”), including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on MCAC’s and PEI’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against MCAC and PEI following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of MCAC and PEI, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on PEI’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain or maintain the listing of MCAC’s shares of Common Stock on Nasdaq following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of PEI to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that MCAC or PEI may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to PEI; (13) risks related to the organic and inorganic growth of PEI’s business and the timing of expected business milestones; (14) the amount of redemption requests made by MCAC’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of MCAC for its initial public offering dated June 4, 2020 filed with the SEC and the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in MCAC’s other filings with the SEC. MCAC cautions that the foregoing list of factors is not exclusive. MCAC and PEI caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MCAC and PEI do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Playboy Expands Direct-to-Consumer and Retail Store Reach with

Deal to Acquire Leading Sexual Wellness Omni-Channel Retailer

Furthers Leadership in Sexual Wellness Category

LOS ANGELES, CA — February 1, 2021 — Playboy Enterprises, Inc. (the “Company” or “Playboy”), one of the largest and most recognizable lifestyle brands in the world, today announced that it has entered into a definitive agreement to acquire TLA Acquisition Corp., the parent company of the Lovers family of stores (“Lovers”) and a leading omni-channel online and brick-and-mortar sexual wellness chain, with 41 stores in five states. Lovers will further expand Playboy’s brand portfolio, digital commerce, and direct-to-consumer product sales capabilities, and provide an opportunity to capitalize on the important brick-and-mortar distribution channel that Lovers’ retail stores represent. The acquisition is expected to close in the first quarter of 2021.

“The acquisition of Lovers represents yet another step in our growth as the leading platform for pleasure and leisure, and as the trusted provider for the sexual wellness consumer,” said Ben Kohn, CEO of Playboy, soon to be renamed PLBY Group upon the close of the Company’s merger with Mountain Crest Acquisition Corp (Nasdaq: MCAC) (“Mountain Crest”). “Building upon our significant year of growth in digital commerce, we’re excited to complement our existing line of sexual wellness products with an expanded D2C product portfolio, and to enhance our distribution platform with a new digital commerce store and a strong brick-and-mortar footprint focused on the sexual wellness consumer. Brick and mortar is a critical part of our distribution strategy in Sexual Wellness as it currently represents almost 70% of the category and is key to product discovery for consumers. We are also thrilled to welcome Barbara Cook, a highly respected leader in the retail and consumer products arena, and the whole Lovers team to Playboy. We look forward to continuing to deliver superior retail experiences to Lovers’ dedicated customers and to accelerating the growth of all of our businesses with these new shared capabilities and product offerings. Excluding one-time expenses associated with the deal, we expect this deal to be accretive for our shareholders.”

The Company has signed a definitive agreement to acquire 100% of the equity of Lovers for a purchase price of approximately $25M of cash. Lovers is expected to contribute approximately $45M of revenue over the next twelve months. The acquisition is part of the Company’s comprehensive business plan to expand its brand portfolio and to offer consumers a wide variety of products that comprise the Sexual Wellness category via an omnichannel distribution strategy. Upon close, Lovers will immediately begin selling Playboy’s sexual wellness products. Recent customer research conducted by the Company showed that 60% of Playboy’s consumers think Playboy should represent sexual wellness, with 25% of consumers more likely to purchase a sexual wellness product sold by Playboy. With the acquisition of Lovers, the Company’s product portfolio will be expanded to include new owned-and-operated and curated offerings in bedroom accessories, lingerie, and sexual health categories. In addition, Lovers will bring proven merchandising, retail operations capabilities, and backend infrastructure.

Barbara Cook, CEO of Lovers, said “We’re very proud of Lovers’ growth and consider this timely transaction with Playboy, as we celebrate our 40th anniversary, to be a huge step forward as well as a testament to the hard work of our entire team. Playboy’s mission of ‘Pleasure for All’ organically aligns with the values and mission that we have developed at Lovers, and we are eager to join the Playboy family to provide an even larger customer base with the expertise and products that can enhance their sexual wellness and pleasure offerings.”

Ms. Cook took the helm at Lovers in April 2019, after serving in senior corporate and operational leadership roles across globally recognized consumer products and retail brands, including Gap Inc., Starbucks, T-Mobile, and Hudson Jeans.

Playboy recently announced that it intends to change its parent company’s name after the completion of its proposed business combination with Mountain Crest to PLBY Group, Inc. to reflect its expansion into a leading global pleasure and leisure platform.

About Playboy

Playboy is one of the largest and most recognizable global lifestyle platforms in the world, with a strong consumer business focused on four categories comprising The Pleasure Lifestyle: Sexual Wellness, Style & Apparel, Gaming & Lifestyle and Beauty & Grooming. Under its mission of Pleasure for All, the 67-year-old Playboy brand drives more than $3 billion in global consumer spend and sells products across 180 countries. Playboy is one of the most iconic brands in history.

About Mountain Crest Acquisition Corp

Mountain Crest Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Visit https://www.mcacquisition.com/.

About Lovers

Lovers is an omni-channel business operating 41 stores in five states, that provides a robust digital brand and shopping experience online. Lovers caters to every individual looking to reach their greatest pleasure potential. Lovers provides accurate information, guidance and high-quality products for all interests, needs and budgets in the world of sexual wellness. Lovers is a judgement free environment committed to being at the forefront of social change. For more information visit https://loversstores.com/pages/about-us.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Mountain Crest filed its definitive proxy statement on Schedule 14A on January 21, 2021 with the Securities and Exchange Commission (the “SEC”), and intends to file additional relevant materials when available. Mountain Crest’s stockholders and other interested persons are advised to read the definitive proxy statement filed in connection with the proposed business combination, as these materials contain important information about Playboy, Mountain Crest, and the proposed business combination. Mountain Crest has mailed the definitive proxy statement and a proxy card to each stockholder of record entitled to vote at the special meeting on the business combination and the other proposals. STOCKHOLDERS OF MOUNTAIN CREST ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT MOUNTAIN CREST FILES WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MOUNTAIN CREST, PLAYBOY, AND THE BUSINESS COMBINATION. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by visiting the investor relations section of https://www.mcacquisition.com/.

Participants in the Solicitation

Mountain Crest and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest, and additional information regarding the interests of such participants are included in the definitive proxy statement for the proposed business combination available at www.sec.gov. Information about Mountain Crest’s directors and executive officers and their ownership of Mountain Crest common stock is set forth in Mountain Crest’s prospectus, dated June 4, 2020 and in the definitive proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filings. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement pertaining to the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest’s and Playboy’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest’s and Playboy’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination, and Playboy’s expectations regarding the completion of the acquisition of Lovers and related impact on Playboy’s future financial results.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Mountain Crest’s, Playboy’s, and Lovers’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”) or could otherwise cause the transaction to fail to close ; (2) the outcome of any legal proceedings that may be instituted against Mountain Crest and Playboy following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest and certain regulatory approvals, or to satisfy other conditions to closing in the Agreement; (4) the impact of COVID-19 pandemic on Playboy’s business and/or the ability of the parties to complete the proposed business combination; (5) the inability to obtain or maintain the listing of Mountain Crest’s shares of common stock on Nasdaq following the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Playboy to grow and manage growth profitably, and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Mountain Crest or Playboy may be adversely affected by other economic, business, and/or competitive factors; (11) risks relating to the uncertainty of the projected financial information with respect to Playboy; (12) risks related to the organic and inorganic growth of Playboy’s business and the timing of expected business milestones; (13) the amount of redemption requests made by Mountain Crest’s stockholders; (14) risks that the Lovers acquisition is not completed on the anticipated timeframe or at all or that it does not achieve the anticipated benefits and results for Playboy; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest for its initial public offering and the definitive proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest’s other filings with the SEC. Mountain Crest cautions that the foregoing list of factors is not exclusive. Mountain Crest and Playboy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest and Playboy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.